Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Telos Corporation (the "Company") on Form 10-K for the period ending December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John B. Wood, Mark Bendza and Victoria Harding, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2022

/s/ John B. Wood
John B. Wood
Chief Executive Officer (Principal Executive Officer)

Date: March 28, 2022

/s/ Mark Bendza
Mark Bendza
Chief Financial Officer (Principal Financial Officer)

Date: March 28, 2022

/s/ Victoria Harding
Victoria Harding
Controller and Chief Accounting Officer (Principal Accounting Officer)